FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):     September 8, 1998
                                                  -----------------------------


                           AERIAL COMMUNICATIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-28262                 39-1706857
----------------------------      ------------          ------------------
(State or other jurisdiction      (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)



8410 West Bryn Mawr Avenue, Chicago, Illinois               60631
---------------------------------------------             ----------
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (773) 399-4200


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  Pursuant to a Purchase Agreement dated June 1, 1998 (the "Purchase Agreement") by and among Aerial Communications, Inc. (the "Company"), Aerial Operating Co., Inc., a wholly-owned subsidiary of the Company (formerly known as APT Operating Company, Inc.) ("AOC"), Telephone and Data Systems, Inc., the parent corporation of the Company ("TDS"), and Sonera Ltd., a limited liability company organized under the laws of Finland (formerly known as Sonera Corporation) ("Sonera"), on September 8, 1998, Sonera purchased from AOC
2,410,482 shares of common stock of AOC (the "Purchased Shares") for an aggregate purchase price of $200 million, representing a 19.423% equity interest in AOC. Sonera will have the right under certain circumstances to exchange each Purchased Share for 6.72919 Common Shares of Aerial ("Aerial Common Shares"), subject to adjustment. Upon the exchange of all of the Purchased Shares at such exchange rate, Sonera would own approximately an 18.5% equity interest in the Company, reflecting a purchase price equivalent to approximately $12.33 per Aerial Common Share. The number of Purchased Shares is subject to adjustment depending on the future performance of the market price of Aerial Common Shares. Depending on the stock price, the price paid will range from a low of $12.33 per equivalent Aerial share to a high of $16.68 per equivalent Aerial Common Share, which would represent approximately a 14.3% equity interest in the Company.

                  In connection with the closing of the Purchase Agreement, the parties entered into the following agreements: (i) an Investment Agreement by and between TDS, Aerial, AOC and Sonera, (ii) a Registration Rights Agreement by and between Aerial and Sonera, (iii) a Joint Venture Agreement by and between Aerial, AOC and Sonera Corporation U.S., and (iv) a Supplemental Agreement by and between Aerial, AOC and Sonera. Copies of such agreements are attached hereto as exhibits and incorporated herein by reference.

                  In addition, pursuant to the terms of the Purchase Agreement, at the closing, (i) a Revolving Credit Agreement dated August 1, 1995 between TDS and Aerial, pursuant to which Aerial was indebted to TDS in the amount of $665 million, plus accrued interest, was terminated, and a new Revolving Credit Agreement between TDS and AOC was substituted, pursuant to which AOC is indebted to TDS in the same amount, (ii) Aerial executed a Guaranty of AOC's obligations to TDS under the new Revolving Credit Agreement, and (iii) the Tax Allocation Agreement dated January 1, 1996 between TDS and Aerial was amended and restated in order to include AOC as a party. Copies of such agreements are attached hereto as exhibits and incorporated herein by reference.

                  There were no prior material relationships between the Company or any of the Company's affiliates, any director or officer of the Company, or any associate of any such director or officer, on the one hand, and Sonera on the other hand.

                  Additional   information   concerning   this   transaction  is
contained in the Purchase Agreement which was filed with the Commission by the Company on Form 8-K on June 16, 1998, and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                               AERIAL COMMUNICATIONS, INC.
                               (Registrant)


Date:  September 17, 1998     By:   /s/ J. Clarke Smith
                                    --------------------------------------
                                    J. Clarke Smith
                                    Vice President - Finance and Administration,
                                    Chief Financial Officer and Treasurer

















































            SIGNATURE PAGE TO AERIAL FORM 8-K DATED SEPTEMBER 8, 1998

                                  EXHIBIT INDEX


         Exhibit Number                              Description of Exhibit
         --------------                              ----------------------

             99.1                                    Aerial news  release  dated
                                                     September 8, 1998

             99.2                                    The  Investment   Agreement
                                                     between  Telephone and Data
                                                     Systems,    Inc.,    Aerial
                                                     Communications,       Inc.,
                                                     Aerial  Operating Co., Inc.
                                                     (formerly   APT   Operating
                                                     Company,  Inc.) and  Sonera
                                                     Ltd.    (formerly    Sonera
                                                     Corporation),         dated
                                                     September 8, 1998.

             99.3                                    The   Registration   Rights
                                                     Agreement   between  Aerial
                                                     Communications,   Inc.  and
                                                     Sonera    Ltd.    (formerly
                                                     Sonera Corporation),  dated
                                                     September 8, 1998.

             99.4                                    The Joint Venture Agreement
                                                     between              Aerial
                                                     Communications,       Inc.,
                                                     Aerial  Operating Co., Inc.
                                                     (formerly   APT   Operating
                                                     Company,  Inc.) and  Sonera
                                                     Corporation   U.S.,   dated
                                                     September 8, 1998.

             99.5                                    The Supplemental  Agreement
                                                     between              Aerial
                                                     Communications,       Inc.,
                                                     Aerial  Operating Co., Inc.
                                                     (formerly   APT   Operating
                                                     Company,  Inc.) and  Sonera
                                                     Ltd.    (formerly    Sonera
                                                     Corporation),         dated
                                                     September 8, 1998.

             99.6                                    The     Tax      Allocation
                                                     Agreement between Telephone
                                                     and  Data  Systems,   Inc.,
                                                     Aerial Communications, Inc.
                                                     and Aerial  Operating  Co.,
                                                     Inc.      (formerly     APT
                                                     Operating  Company,  Inc.),
                                                     dated September 8, 1998.

             99.7                                    The    Guaranty     between
                                                     Telephone and Data Systems,
                                                     Inc.       and       Aerial
                                                     Communications, Inc., dated
                                                     August 31, 1998.

             99.8                                    The    Revolving     Credit
                                                     Agreement between Telephone
                                                     and Data Systems,  Inc. and
                                                     Aerial  Operating Co., Inc.
                                                     (formerly   APT   Operating
                                                     Company,    Inc.),    dated
                                                     August 31, 1998.

             99.9                                    The   Purchase    Agreement
                                                     between  Telephone and Data
                                                     Systems,    Inc.,    Aerial
                                                     Communications,       Inc.,
                                                     Aerial  Operating Co., Inc.
                                                     (formerly   APT   Operating
                                                     Company,  Inc.) and  Sonera
                                                     Ltd.    (formerly    Sonera
                                                     Corporation), dated June 1,
                                                     1998,       is       hereby
                                                     incorporated  by  reference
                                                     to  Exhibit   99.2  to  the
                                                     Company's  Form  8-K  dated
                                                     June 1, 1998.